UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 28, 2018

US FOODS HOLDING CORP.
(Exact Name of Registrant Specified in Charter)

Delaware	001-37786	26-0347906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9399 W. Higgins Road, Suite 500 Rosemont, Illinois 60018
(Address of principal executive office)
(847) 720-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Stock Purchase Agreement

On July 28, 2018, US Foods, Inc. (the “Company”)  entered into a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company, Services Group of America, Inc. (the “Seller”), Amerifresh, Inc. (“Amerifresh”), Ameristar Meats, Inc. (“Ameristar Meats”), Food Services of America, Inc. (“FSA”), Gampac Express, Inc. (“Gampac”), Systems Services of America, Inc. (together with Amerifresh, Ameristar Meats, FSA and Gampac, the “Food Group Companies”) and, solely for purposes of Article 12 therein, US Foods Holding Corp., pursuant to which the Company agreed to acquire the Food Group Companies from Seller for $1.8 billion in cash, on a cash-free, debt-free basis, subject to customary post-closing adjustments (the “Acquisition”).

The Purchase Agreement contains customary representations and warranties of the Company, the Seller and the Food Group Companies, which are generally subject to a materiality qualifier.  Additionally, the Purchase Agreement provides for customary interim operating restrictions on the conduct of the Food Group Companies during the period from the execution of the Purchase Agreement to the closing of the Acquisition.

Each party’s obligation to consummate the Acquisition is conditioned upon receipt of required regulatory approvals, including the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and other customary closing conditions. The Purchase Agreement also contains certain termination rights, including the right of either the Company or the Seller to terminate the Purchase Agreement if the closing has not occurred on or before July 28, 2019, which period may be extended by up to three months if all conditions to closing other than those relating to HSR Act approval have been satisfied.  Further, if the Purchase Agreement is terminated under certain circumstances relating to the failure to obtain antitrust approvals, or if there is a final, non-appealable injunction arising under antitrust laws preventing the Acquisition, then the Company will pay the Seller $100 million.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by the full text of Purchase Agreement, which is attached as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

The Purchase Agreement is included with this filing only to provide investors with information regarding its terms, and not to provide investors with information regarding the Company, the Seller and the Food Group Companies.  The representations and warranties of the Company, the Seller and the Food Group Companies contained in the Purchase Agreement: (a) were made only for purposes of the Purchase Agreement and as of specific dates, (b) were solely for the benefit of the parties to the Purchase Agreement; (c) do not survive the consummation of the Acquisition; (d) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made to the Company for purposes of allocating risk between the parties rather than establishing these matters as facts, and (e) may be subject to materiality qualifications that differ from those of investors.  Investors are not third-party beneficiaries under the Purchase Agreement, and accordingly, should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Seller or the Food Group Companies or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Parent’s public disclosures.

Commitment Letter

On July 28, 2018, the Company also entered into a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A., Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Committed Parties”). Pursuant to the Commitment Letter, the Committed Parties have committed to provide the Company with a $1,500,000,000 senior secured term loan facility (the “Incremental Term Loan Facility”), subject to the terms and conditions set forth in the Commitment Letter. The proceeds of the Incremental Term Loan Facility, and existing liquidity resources at the Company, will be used to consummate the transactions contemplated by the Purchase Agreement upon the closing thereof, to repay Food Services of America, Inc.’s existing indebtedness and to pay fees and expenses incurred in connection with the foregoing.

The Incremental Term Loan Facility will mature on the date that is seven years after the initial funding thereof and is expected to benefit from guarantees and collateral security that are substantially identical to the guarantees and collateral security in favor of the Company’s existing senior secured term loans.  The Committed Parties’ obligation to provide the Incremental Term Loan Facility is subject to the satisfaction of customary conditions for transactions of this type.

The foregoing description of the Commitment Letter is not complete and is qualified in its entirety by the terms of the Commitment Letter.

The definitive documentation governing the Incremental Term Loan Facility has not been finalized and, accordingly, the actual terms may differ from the description of such terms in the foregoing summary of the Commitment Letter.

Item 8.01. Other Events

On July 30, 2018, the Company issued a press release (the “Press Release”), announcing the execution of the Purchase Agreement.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Information set forth in this report, including financial estimates and statements as to the completion and effects of the proposed transaction between the Company and the Seller, are “forward‐looking statements” within the meaning of the federal securities laws. These forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward‐looking statements.  Such forward-looking statements include, but are not limited to, statements about the benefits of the Acquisition, including financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts, and are based upon the current beliefs and expectations of the Company, the Seller and the Food Group Companies and are subject to significant risks and uncertainties which are beyond the control of US Foods Holding Corp.  Among the risks and uncertainties that could cause actual results to differ from those expressed in the forward-looking statements are: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement, (2) the risk that the necessary regulatory approvals may not be obtained as a result of conditions that are not anticipated, (3) risks that any of the closing conditions to the Acquisition may not be satisfied in a timely manner, (4) failure to realize the benefits of the Acquisition, (5) the effect of the announcement of the Acquisition on the ability of the Food Group Companies to retain customers and retain and hire key personnel and maintain relationships with suppliers, and on their operating results and businesses generally and (6) potential litigation in connection with the Acquisition.  Discussion of additional risks and uncertainties are included in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the US Foods Holding Corp. Annual Report on Form 10‐K for the fiscal year ended December 30, 2017, which was filed with the Securities and Exchange Commission on February 27, 2018.  The forward‐looking statements contained in this report speak only as of the date of this report. US Foods Holding Corp. undertakes no obligation to update or revise any forward‐looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1
Stock Purchase Agreement, dated as of July 28, 2018, by and among US Foods, Inc., Services Group of America, Inc., Amerifresh, Inc., Ameristar Meats, Inc., Food Services of America, Inc., Gampac Express, Inc., Systems Services of America, Inc. and, solely for purposes of Article 12 therein, US Foods Holding Corp.*

99.1	Press Release, dated July 30, 2018.

*Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. US Foods Holding Corp. hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Date: July 30, 2018	By:	/s/ Kristin M. Coleman
		Name:	Kristin M. Coleman
		Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX:

Exhibit No.	Description
2.1
Stock Purchase Agreement, dated as of July 28, 2018, by and among US Foods, Inc., Services Group of America, Inc., Amerifresh, Inc., Ameristar Meats, Inc., Food Services of America, Inc., Gampac Express, Inc., Systems Services of America, Inc. and, solely for purposes of Article 12 therein, US Foods Holding Corp.*

99.1	Press Release, dated July 30, 2018.

*Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. US Foods Holding Corp. hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.